Exhibit 99.1
                                 ------------

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MORGAN STANLEY                                                 March 22, 2005
Securitized Products Group          [GRAPHIC OMITTED]

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                             Collateral Termsheet


                                 $638,547,550
                                 Approximately

                      Morgan Stanley Mortgage Loan Trust
                                Series 2005-2AR


                      Mortgage Pass-Through Certificates




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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

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                                    Page 1

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MORGAN STANLEY                                                 March 22, 2005
Securitized Products Group          [GRAPHIC OMITTED]

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                      COMPUTATIONAL MATERIALS DISCLAIMER

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Any such offer to buy or sell any security or instrument or to engage in a transaction would be made only after a prospective participant had completed its own independent investigation of the transaction and received all information it required to make its own investment decision, including, where applicable, a review of any offering circular or memorandum describing such security or instrument which would contain material information not contained herein and to which prospective participants are referred. In the event of any such offering, this information shall be deemed superseded and replaced in its entirety by such offering circular or memorandum. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities or transactions would conform to the terms hereof. Morgan Stanley and its affiliates disclaim any and all liability relating to this information.

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. Morgan Stanley is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.

The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan Stanley does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.

Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither Morgan Stanley or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. Morgan Stanley does not undertake or have any responsibility to notify you of any changes to the attached information. Morgan Stanley & Co. Incorporated, its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

With respect to any UK recipients, this communication is directed only to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules)


------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

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                                    Page 2

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MORGAN STANLEY                                                 March 22, 2005
Securitized Products Group          [GRAPHIC OMITTED]

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

-------------------------------------------------------------------------------------------------------------------------
                                             COLLATERAL STATISTICS
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                      DESCRIPTION OF THE TOTAL COLLATERAL
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                              Collateral Summary
-------------------------------------------------------------------------------------------------------------------------
Balances and percentages are based on the Cut-off Date scheduled balances of such Mortgage Loans (except in the case of FICO, which is determined at origination).
                                                               Summary Statistics            Range (if applicable)
                                                               ------------------            ---------------------
Number of Mortgage Loans:                                            1,532

Aggregate Current Principal Balance:                              $638,547,550                $24,142 - 2,000,000
Average Current Principal Balance:                                  $416,806

Aggregate Original Principal Balance:                             $639,777,469                $24,300 - 2,000,000
Average Original Principal Balance:                                 $417,609

Fully Amortizing Mortgage Loans:                                    21.26 %
Interest Only Loans:                                                 78.74%

1st Lien:                                                           100.00%

Wtd. Avg. Gross Coupon:                                              5.549%                     3.250% - 9.625%

Wtd. Avg. Original Term (months):                                     351                          180 - 360


Wtd. Avg. Remaining Term (months):                                    347                          173 - 360


Wtd. Avg. Remaining IO Term (months):1                                 76                          20 - 120

Wtd. Avg. Margin for Adjustable Loans:                               2.237%                     0.750% - 4.375%

Wtd. Avg. Maximum Mortgage Rate for Adjustable Loans:               11.251%                    7.250% - 14.000%

Wtd. Avg. Minimum Mortgage Rate for Adjustable Loans:                2.238%                     0.750% - 4.375%

Wtd. Avg. Original LTV:                                              72.70%                    19.46% -- 100.00%

Wtd. Avg. Borrower FICO:                                              711                          524 - 822

Geographic Distribution (Top 5):                              CA          53.92%
                                                              FL           4.87%
                                                              NY           4.34%
                                                              VA           3.67%
                                                              CO           2.65%
-------------------------------------------------------------------------------------------------------------------------


1 Includes Interest-Only Loans only


------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

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                                    Page 3

MORGAN STANLEY
Securitized Products Group


                                  [GRAPHIC OMITTED]


                                                                March 22, 2005


--------------------------------------------------------------------------------------------------------------------------------
                                                         Product Type
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      WEIGHTED
                                                                         % OF                                         AVERAGE
                                        NUMBER OF       TOTAL            TOTAL             WEIGHTED                   ORIGINAL
                                         MORTGAGE      CURRENT          CURRENT            AVERAGE       FICO         SUBJECT
PRODUCT TYPE                              LOANS       BALANCE ($)        BALANCE           COUPON (%)    SCORE        LTV (%)
--------------------------------------------------------------------------------------------------------------------------------
1-Month Arms                                46       29,096,248.11          4.56            4.894         692           71.88
6-Month Arms                               162       63,215,668.37          9.90            4.662         711           72.96
2-Year Arms                                  1          953,087.11          0.15            7.000         692           75.00
3-Year Arms                                458      199,197,564.93         31.20            5.318         710           74.56
5-Year Arms                                339      119,172,863.95         18.66            5.743         706           75.85
7-Year Arms                                136       51,780,057.70          8.11            5.727         706           72.17
10-Year Arms                                91       31,013,366.19          4.86            5.772         732           70.72
Fixed 15 Year                               63       32,765,220.54          5.13            5.540         741           64.03
Fixed 20 Year                                1          373,324.13          0.06            5.750         675           75.76
Fixed 30 Year                              235      110,980,148.79         17.38            6.277         711           69.37
--------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,532      638,547,549.82        100.00            5.549         711           72.70
--------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
                                                         Index Type
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      WEIGHTED
                                                                         % OF                                         AVERAGE
                                        NUMBER OF       TOTAL            TOTAL             WEIGHTED                   ORIGINAL
                                         MORTGAGE      CURRENT          CURRENT            AVERAGE       FICO         SUBJECT
INDEX TYPE                                LOANS        BALANCE ($)       BALANCE           COUPON (%)    SCORE        LTV (%)
--------------------------------------------------------------------------------------------------------------------------------
Fixed Rate                                 299      144,118,693.46         22.57            6.108         718           68.17
Treasury - 1 Year                            9        2,358,803.30          0.37            5.696         692           81.74
Libor - 1 Month                             46       29,096,248.11          4.56            4.894         692           71.88
Libor - 6 Month                            724      272,692,278.67         42.71            5.369         711           74.30
Libor - 1 Year                             454      190,281,526.28         29.80            5.483         709           73.85
--------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,532      638,547,549.82        100.00            5.549         711           72.70
--------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

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                                    Page 4

MORGAN STANLEY
Securitized Products Group


                                  [GRAPHIC OMITTED]


                                                                March 22, 2005


--------------------------------------------------------------------------------------------------------------------------------
                                            Original Mortgage Loan Principal Balance ($)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      WEIGHTED
                                                                         % OF                                         AVERAGE
                                        NUMBER OF       TOTAL            TOTAL             WEIGHTED                   ORIGINAL
ORIGINAL MORTGAGE LOAN                   MORTGAGE      CURRENT          CURRENT            AVERAGE       FICO         SUBJECT
PRINCIPAL BALANCE ($)                     LOANS        BALANCE ($)       BALANCE           COUPON (%)    SCORE        LTV (%)
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                           55        4,136,943.05          0.65            5.762         724           69.48
100,000.01 - 200,000.00                    296       44,860,867.75          7.03            5.544         711           75.81
200,000.01 - 300,000.00                    208       52,500,025.43          8.22            5.450         710           75.53
300,000.01 - 400,000.00                    299      108,123,154.04         16.93            5.489         711           75.39
400,000.01 - 500,000.00                    295      133,563,668.07         20.92            5.499         715           74.79
500,000.01 - 600,000.00                    150       82,277,423.68         12.89            5.594         712           74.28
600,000.01 - 700,000.00                     83       53,198,996.30          8.33            5.527         709           71.79
700,000.01 - 800,000.00                     34       25,774,376.25          4.04            5.497         716           66.86
800,000.01 - 900,000.00                     25       21,342,729.56          3.34            5.555         723           66.57
900,000.01 - 1,000,000.00                   36       35,389,827.19          5.54            5.419         717           70.79
1,000,000.01 - 1,500,000.00                 33       44,040,494.74          6.90            5.926         701           66.27
1,500,000.01 >=                             18       33,339,043.76          5.22            5.681         690           63.81
--------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,532      638,547,549.82        100.00            5.549         711           72.70
--------------------------------------------------------------------------------------------------------------------------------
Minimum: 24,300.00
Maximum: 2,000,000.00
Average: 417,609.31
Total: 639,777,468.79


--------------------------------------------------------------------------------------------------------------------------------
                                          Current Mortgage Loan Principal Balance ($)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      WEIGHTED
                                                                         % OF                                         AVERAGE
                                        NUMBER OF       TOTAL            TOTAL             WEIGHTED                   ORIGINAL
CURRENT  MORTGAGE LOAN                   MORTGAGE      CURRENT          CURRENT            AVERAGE       FICO         SUBJECT
PRINCIPAL BALANCE ($)                     LOANS        BALANCE ($)       BALANCE           COUPON (%)    SCORE        LTV (%)
--------------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                           55        4,136,943.05          0.65            5.762         724           69.48
100,000.01 - 200,000.00                    297       45,044,231.97          7.05            5.543         711           75.82
200,000.01 - 300,000.00                    208       52,500,025.43          8.22            5.450         710           75.53
300,000.01 - 400,000.00                    299      108,336,459.25         16.97            5.490         711           75.36
400,000.01 - 500,000.00                    294      133,166,998.64         20.85            5.499         715           74.81
500,000.01 - 600,000.00                    151       82,877,260.35         12.98            5.600         712           74.32
600,000.01 - 700,000.00                     82       52,599,159.63          8.24            5.518         710           71.69
700,000.01 - 800,000.00                     34       25,774,376.25          4.04            5.497         716           66.86
800,000.01 - 900,000.00                     25       21,342,729.56          3.34            5.555         723           66.57
900,000.01 - 1,000,000.00                   36       35,389,827.19          5.54            5.419         717           70.79
1,000,000.01 - 1,500,000.00                 33       44,040,494.74          6.90            5.926         701           66.27
1,500,000.01 >=                             18       33,339,043.76          5.22            5.681         690           63.81
--------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,532      638,547,549.82        100.00            5.549         711           72.70
--------------------------------------------------------------------------------------------------------------------------------
Minimum: 24,141.87
Maximum: 2,000,000.00
Average: 416,806.49
Total: 638,547,549.82



------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

------------------------------------------------------------------------------
                                    Page 5

MORGAN STANLEY
Securitized Products Group


                                  [GRAPHIC OMITTED]


                                                                March 22, 2005


--------------------------------------------------------------------------------------------------------------------------------
                                            Remaining Term to Stated Maturity
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      WEIGHTED
                                                                         % OF                                         AVERAGE
                                        NUMBER OF       TOTAL            TOTAL             WEIGHTED                   ORIGINAL
REMAINING TERM TO                        MORTGAGE      CURRENT          CURRENT            AVERAGE       FICO         SUBJECT
STATED MATURITY                           LOANS        BALANCE ($)       BALANCE           COUPON (%)    SCORE        LTV (%)
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
171 - 175                                   20       10,731,920.09          1.68            5.560         740           64.13
176 - 180                                   43       22,033,300.45          3.45            5.530         742           63.99
236 - 240                                    1          373,324.13          0.06            5.750         675           75.76
296 - 300                                    1           49,609.76          0.01            8.000         602           50.00
316 - 320                                    1          285,338.88          0.04            9.625         720           90.00
321 - 325                                    1          208,934.17          0.03            8.375         662           90.00
331 - 335                                    1          102,103.10          0.02            8.625         765           86.67
336 - 340                                    6        1,187,353.06          0.19            8.189         661           88.98
341 - 345                                    4          794,031.43          0.12            7.882         670           91.52
346 - 350                                   10        2,196,063.05          0.34            5.141         707           75.93
351 - 355                                  194       65,465,377.76         10.25            5.284         705           74.59
356 - 360                                1,250      535,120,193.94         83.80            5.570         710           72.90
--------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,532      638,547,549.82        100.00            5.549         711           72.70
--------------------------------------------------------------------------------------------------------------------------------
Minimum: 173
Maximum: 360
Weighted Average: 347


--------------------------------------------------------------------------------------------------------------------------------
                                                        Mortgage Rates (%)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      WEIGHTED
                                                                         % OF                                         AVERAGE
                                        NUMBER OF       TOTAL            TOTAL             WEIGHTED                   ORIGINAL
                                         MORTGAGE      CURRENT          CURRENT            AVERAGE       FICO         SUBJECT
MORTGAGE RATES (%)                        LOANS        BALANCE ($)       BALANCE           COUPON (%)    SCORE        LTV (%)
--------------------------------------------------------------------------------------------------------------------------------
3.001 - 3.500                                9        2,555,235.51          0.40            3.436         735           74.18
3.501 - 4.000                               26       11,122,471.87          1.74            3.849         728           73.27
4.001 - 4.500                               81       28,292,567.71          4.43            4.403         714           74.26
4.501 - 5.000                              250      107,987,161.90         16.91            4.827         712           73.73
5.001 - 5.500                              441      169,807,960.91         26.59            5.346         714           71.95
5.501 - 6.000                              435      185,628,728.58         29.07            5.806         710           72.66
6.001 - 6.500                              195       97,145,095.02         15.21            6.274         708           71.56



------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

------------------------------------------------------------------------------
                                    Page 6

MORGAN STANLEY
Securitized Products Group


                                  [GRAPHIC OMITTED]


                                                                March 22, 2005


--------------------------------------------------------------------------------------------------------------------------------
                                                        Mortgage Rates (%)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      WEIGHTED
                                                                         % OF                                         AVERAGE
                                        NUMBER OF       TOTAL            TOTAL             WEIGHTED                   ORIGINAL
                                         MORTGAGE      CURRENT          CURRENT            AVERAGE       FICO         SUBJECT
MORTGAGE RATES (%)                        LOANS        BALANCE ($)       BALANCE           COUPON (%)    SCORE        LTV (%)
--------------------------------------------------------------------------------------------------------------------------------
6.501 - 7.000                               59       26,773,016.63          4.19            6.763         704           71.45
7.001 - 7.500                               23        7,039,713.96          1.10            7.257         705           83.48
7.501 - 8.000                                4          278,631.89          0.04            7.841         661           75.12
8.001 - 8.500                                5        1,189,516.09          0.19            8.412         660           91.92
8.501 - 9.000                                2          195,462.39          0.03            8.744         725           87.85
9.001 - 9.500                                1          246,648.48          0.04            9.125         654           94.99
9.501 - 10.000                               1          285,338.88          0.04            9.625         720           90.00
--------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,532      638,547,549.82        100.00            5.549         711           72.70
--------------------------------------------------------------------------------------------------------------------------------

Minimum: 3.250%
Maximum: 9.625%
Weighted Average: 5.549%





--------------------------------------------------------------------------------------------------------------------------------
                                            Original Loan-to-Value Ratio (%)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      WEIGHTED
                                                                         % OF                                         AVERAGE
                                        NUMBER OF       TOTAL            TOTAL             WEIGHTED                   ORIGINAL
ORIGINAL LOAN-TO-VALUE                   MORTGAGE      CURRENT          CURRENT            AVERAGE       FICO         SUBJECT
RATIO(%)                                  LOANS        BALANCE ($)       BALANCE           COUPON (%)    SCORE        LTV (%)
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
 <= 30.00                                   12        2,849,211.10          0.45            5.608         741           26.49
 30.01 - 35.00                              12        2,615,199.30          0.41            5.157         711           33.09
 35.01 - 40.00                              14        6,355,936.98          1.00            5.317         724           38.10
 40.01 - 45.00                              18        5,452,504.54          0.85            5.071         749           42.68
 45.01 - 50.00                              27       11,291,145.10          1.77            5.441         727           48.68
 50.01 - 55.00                              29       11,748,064.96          1.84            5.306         726           52.73
 55.01 - 60.00                              69       40,480,931.27          6.34            5.708         715           58.26
 60.01 - 65.00                             122       77,370,375.25         12.12            5.668         706           63.44
 65.01 - 70.00                             155       85,400,371.96         13.37            5.688         701           69.00
 70.01 - 75.00                             141       66,594,353.15         10.43            5.604         708           73.79
 75.01 - 80.00                             814      299,748,735.69         46.94            5.435         713           79.67
 80.01 - 85.00                              14        3,042,456.61          0.48            5.565         712           84.56
 85.01 - 90.00                              45       12,026,251.70          1.88            6.165         709           89.82
 90.01 - 95.00                              27        6,317,462.60          0.99            6.584         717           94.99
 95.01 - 100.00                             33        7,254,549.61          1.14            5.282         740           99.66
--------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,532      638,547,549.82        100.00            5.549         711           72.70
--------------------------------------------------------------------------------------------------------------------------------
           Minimum: 19.46%
           Maximum: 100.00%



------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

------------------------------------------------------------------------------
                                    Page 7

MORGAN STANLEY
Securitized Products Group


                                  [GRAPHIC OMITTED]


                                                                March 22, 2005


Weighted Average by Current Balance: 72.70%



--------------------------------------------------------------------------------------------------------------------------------
                                                                    FICO Score
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      WEIGHTED
                                                                         % OF                                         AVERAGE
                                        NUMBER OF       TOTAL            TOTAL             WEIGHTED                   ORIGINAL
                                         MORTGAGE      CURRENT          CURRENT            AVERAGE       FICO         SUBJECT
FICO SCORE                                LOANS        BALANCE ($)       BALANCE           COUPON (%)    SCORE        LTV (%)
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Below 600                                    5          975,649.23          0.15            5.306         571           64.16
601 - 625                                   27       12,686,330.38          1.99            5.747         618           70.29
626 - 650                                   94       38,483,823.61          6.03            5.562         640           71.13
651 - 675                                  234       90,182,663.02         14.12            5.636         665           73.66
676 - 700                                  321      147,863,833.81         23.16            5.598         688           73.35
701 - 725                                  267      112,674,129.66         17.65            5.534         712           72.22
726 - 750                                  214       91,958,403.97         14.40            5.471         737           72.99
751 - 775                                  204       79,592,387.61         12.46            5.458         763           74.38
776 - 800                                  128       53,295,689.36          8.35            5.584         786           69.27
801 - 825                                   38       10,834,639.17          1.70            5.232         809           72.01
--------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,532      638,547,549.82        100.00            5.549         711           72.70
--------------------------------------------------------------------------------------------------------------------------------
Minimum: 524
Maximum: 822
Weighted Average: 711





--------------------------------------------------------------------------------------------------------------------------------
                                               Geographic Distribution by Balance
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      WEIGHTED
                                                                         % OF                                         AVERAGE
                                        NUMBER OF       TOTAL            TOTAL             WEIGHTED                   ORIGINAL
GEOGRAPHIC DISTRIBUTION                  MORTGAGE      CURRENT          CURRENT            AVERAGE       FICO         SUBJECT
BY BALANCE                                LOANS        BALANCE ($)       BALANCE           COUPON (%)    SCORE        LTV (%)
--------------------------------------------------------------------------------------------------------------------------------
California                                 699      344,326,912.40         53.92            5.532         709           72.41
Florida                                     89       31,080,729.06          4.87            5.546         714           72.43
New York                                    51       27,742,302.83          4.34            5.752         722           70.57
Virginia                                    55       23,428,310.94          3.67            5.315         712           75.74
Colorado                                    52       16,925,409.82          2.65            5.639         714           72.26
Maryland                                    40       15,418,968.53          2.41            5.388         692           74.43
Arizona                                     59       14,895,864.93          2.33            5.559         710           78.90
Nevada                                      35       13,939,565.72          2.18            5.931         720           72.73
New Jersey                                  39       13,686,068.03          2.14            5.679         711           71.22
Massachusetts                               28       12,867,378.25          2.02            5.866         729           72.85
Other                                      385      124,236,039.31         19.46            5.514         713           72.71
--------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,532      638,547,549.82        100.00            5.549         711           72.70
--------------------------------------------------------------------------------------------------------------------------------
Number of States Represented (including DC): 46




------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

------------------------------------------------------------------------------
                                    Page 8

MORGAN STANLEY
Securitized Products Group


                                  [GRAPHIC OMITTED]


                                                                March 22, 2005



--------------------------------------------------------------------------------------------------------------------------------
                                                            Occupancy
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      WEIGHTED
                                                                         % OF                                         AVERAGE
                                        NUMBER OF       TOTAL            TOTAL             WEIGHTED                   ORIGINAL
                                         MORTGAGE      CURRENT          CURRENT            AVERAGE       FICO         SUBJECT
OCCUPANCY                                 LOANS        BALANCE ($)       BALANCE           COUPON (%)    SCORE        LTV (%)
--------------------------------------------------------------------------------------------------------------------------------
Primary                                  1,305      561,921,843.49         88.00            5.541         710           73.04
Investment                                 169       55,457,985.75          8.69            5.681         721           70.78
Second Home                                 58       21,167,720.58          3.31            5.418         722           68.54
--------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,532      638,547,549.82        100.00            5.549         711           72.70
--------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------------------------------------------------------
                                                       Documentation Level
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      WEIGHTED
                                                                         % OF                                         AVERAGE
                                        NUMBER OF       TOTAL            TOTAL             WEIGHTED                   ORIGINAL
                                         MORTGAGE      CURRENT          CURRENT            AVERAGE       FICO         SUBJECT
DOCUMENTATION LEVEL                       LOANS        BALANCE ($)       BALANCE           COUPON (%)    SCORE        LTV (%)
--------------------------------------------------------------------------------------------------------------------------------
Limited                                    733      337,712,245.99         52.89            5.607         706           74.33
Full/Alt                                   460      164,632,516.72         25.78            5.294         709           74.32
No Documentation                           178       71,281,054.00         11.16            5.860         723           65.22
Lite                                       106       36,034,666.26          5.64            5.412         739           69.42
No Ratio                                    55       28,887,066.85          4.52            5.728         722           66.97
--------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,532      638,547,549.82        100.00            5.549         711           72.70
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                             Purpose
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      WEIGHTED
                                                                         % OF                                         AVERAGE
                                        NUMBER OF       TOTAL            TOTAL             WEIGHTED                   ORIGINAL
                                         MORTGAGE      CURRENT          CURRENT            AVERAGE       FICO         SUBJECT
PURPOSE                                    LOANS        BALANCE ($)       BALANCE           COUPON (%)    SCORE        LTV (%)
--------------------------------------------------------------------------------------------------------------------------------
Purchase                                   790      305,351,620.34         47.82            5.491         722           77.10
Refinance - Cashout                        518      243,327,528.14         38.11            5.646         700           68.22
Refinance - Rate
Term                                       224       89,868,401.34         14.07            5.485         706           69.85
--------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,532      638,547,549.82        100.00            5.549         711           72.70
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                          Property Type
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      WEIGHTED
                                                                         % OF                                         AVERAGE
                                        NUMBER OF       TOTAL            TOTAL             WEIGHTED                   ORIGINAL
                                         MORTGAGE      CURRENT          CURRENT            AVERAGE       FICO         SUBJECT
PROPERTY TYPE                              LOANS        BALANCE ($)       BALANCE           COUPON (%)    SCORE        LTV (%)
--------------------------------------------------------------------------------------------------------------------------------
Single Family
Residence                                  958      404,332,188.21         63.32            5.558         709           72.13
Planned Unit
Development                                353      148,809,469.68         23.30            5.536         712           74.15
Condominium                                137       50,278,399.13          7.87            5.421         719           73.00


------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

------------------------------------------------------------------------------
                                    Page 9

MORGAN STANLEY
Securitized Products Group


                                  [GRAPHIC OMITTED]


                                                                March 22, 2005

--------------------------------------------------------------------------------------------------------------------------------
                                                          Property Type
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      WEIGHTED
                                                                         % OF                                         AVERAGE
                                        NUMBER OF       TOTAL            TOTAL             WEIGHTED                   ORIGINAL
                                         MORTGAGE      CURRENT          CURRENT            AVERAGE       FICO         SUBJECT
PROPERTY TYPE                              LOANS        BALANCE ($)       BALANCE           COUPON (%)    SCORE        LTV (%)
--------------------------------------------------------------------------------------------------------------------------------
2-4 Family                                  80       33,824,725.86          5.30            5.701         717           73.22
Co-op                                        4        1,302,766.94          0.20            5.241         746           58.38
--------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,532      638,547,549.82        100.00           5.549          711           72.70
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                     Prepayment Penalty Term
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      WEIGHTED
                                                                         % OF                                         AVERAGE
                                        NUMBER OF       TOTAL            TOTAL             WEIGHTED                   ORIGINAL
PREPAYMENT                               MORTGAGE      CURRENT          CURRENT            AVERAGE       FICO         SUBJECT
PENALTY TERM                              LOANS        BALANCE ($)       BALANCE           COUPON (%)    SCORE        LTV (%)
--------------------------------------------------------------------------------------------------------------------------------
0                                        1,095      460,225,437.80         72.07            5.531         714           72.84
4                                            8        5,386,066.30          0.84            6.038         758           73.14
6                                           21       12,313,560.50          1.93            5.979         700           68.18
7                                           12        7,386,163.80          1.16            5.248         696           73.30
8                                            4        2,241,294.59          0.35            5.792         754           62.10
12                                           6        4,522,651.33          0.71            5.957         708           56.12
24                                           4        1,023,675.01          0.16            6.042         708           76.11
36                                         236       98,038,144.18         15.35            5.434         705           73.15
42                                           5          720,307.40          0.11            5.513         702           80.00
48                                           3        1,292,500.00          0.20            5.749         728           72.64
60                                         138       45,397,748.91          7.11            5.786         695           73.30
--------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,532      638,547,549.82        100.00            5.549         711           72.70
--------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
                                                       Conforming Balance
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      WEIGHTED
                                                                         % OF                                         AVERAGE
                                        NUMBER OF       TOTAL            TOTAL             WEIGHTED                   ORIGINAL
CONFORMING                               MORTGAGE      CURRENT          CURRENT            AVERAGE       FICO         SUBJECT
BALANCE                                   LOANS        BALANCE ($)       BALANCE           COUPON (%)    SCORE        LTV (%)
--------------------------------------------------------------------------------------------------------------------------------
Non-Conforming Balance                     860      498,620,536.06         78.09            5.567         711           72.02
Conforming Balance                         672      139,927,013.76         21.91            5.485         710           75.10
--------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,532      638,547,549.82        100.00            5.549         711           72.70
--------------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

------------------------------------------------------------------------------
                                   Page 10

MORGAN STANLEY
Securitized Products Group


                                  [GRAPHIC OMITTED]


                                                                March 22, 2005


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      WEIGHTED
                                                                         % OF                                         AVERAGE
REMAINING                               NUMBER OF       TOTAL            TOTAL             WEIGHTED                   ORIGINAL
INTEREST ONLY                            MORTGAGE      CURRENT          CURRENT            AVERAGE       FICO         SUBJECT
TERM                                      LOANS        BALANCE ($)       BALANCE           COUPON (%)    SCORE        LTV (%)
--------------------------------------------------------------------------------------------------------------------------------

N/A                                        287      135,754,590.24         21.26            5.926         714           68.87
17 - 21                                      2          489,605.50          0.08            5.529         662           70.97
27 - 31                                     18        5,064,636.92          0.79            5.762         678           77.70
32 - 36                                    374      158,301,843.39         24.79            5.254         713           75.58
42 - 46                                      2          826,750.00          0.13            5.879         651           77.42
47 - 51                                     20        5,931,103.85          0.93            4.467         706           79.04
52 - 56                                    103       32,674,236.90          5.12            5.671         703           78.17
57 - 61                                    121       42,766,172.85          6.70            5.763         712           76.59
67 - 71                                      1          599,992.28          0.09            6.000         680           75.00
77 - 81                                     88       30,530,620.45          4.78            5.616         694           75.90
82 - 86                                     36       14,787,683.00          2.32            5.673         731           67.21
102 - 106                                    1          674,992.77          0.11            6.375         710           74.92
107 - 111                                    6          947,400.00          0.15            5.563         732           79.77
112 - 116                                  170       70,731,142.00         11.08            5.135         712           73.43
117 - 121                                  303      138,466,779.67         21.68            5.637         711           69.62
--------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,532      638,547,549.82        100.00            5.549         711           72.70
--------------------------------------------------------------------------------------------------------------------------------
Non Zero Minimum:  20
Maximum:  120
Non Zero Weighted Average:  76


--------------------------------------------------------------------------------------------------------------------------------
                                       Maximum Mortgage Rates of Adjustable Rate Loans (%)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      WEIGHTED
                                                                         % OF                                         AVERAGE
MAXIMUM                                 NUMBER OF       TOTAL            TOTAL             WEIGHTED                   ORIGINAL
MORTGAGE RATES                           MORTGAGE      CURRENT          CURRENT            AVERAGE       FICO         SUBJECT
(%)                                       LOANS        BALANCE ($)       BALANCE           COUPON (%)    SCORE        LTV (%)
--------------------------------------------------------------------------------------------------------------------------------
7.001 - 8.000                                2          593,000.00          0.12            4.935         724           53.91
8.001 - 9.000                               16        5,852,301.09          1.18            3.852         722           78.31
9.001 - 10.000                              40       12,902,419.81          2.61            4.286         727           74.07
10.001 - 11.000                            472      181,190,757.11         36.65            5.082         709           75.35
11.001 - 12.000                            602      247,045,573.85         49.97            5.518         708           73.00
12.001 - 13.000                             93       44,424,124.84          8.98            6.322         707           73.41
13.001 - 14.000                              8        2,420,679.66          0.49            7.258         718           83.08
--------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,233      494,428,856.36        100.00            5.386         709           74.02
--------------------------------------------------------------------------------------------------------------------------------
Minimum: 7.250%
Maximum: 14.000%
Weighted Average: 11.251%



------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

------------------------------------------------------------------------------
                                   Page 11

MORGAN STANLEY
Securitized Products Group


                                  [GRAPHIC OMITTED]


                                                                March 22, 2005


--------------------------------------------------------------------------------------------------------------------------------
                                       Minimum Mortgage Rates of Adjustable Rate Loans (%)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      WEIGHTED
                                                                         % OF                                         AVERAGE
MINIMUM                                 NUMBER OF       TOTAL            TOTAL             WEIGHTED                   ORIGINAL
MORTGAGE                                 MORTGAGE      CURRENT          CURRENT            AVERAGE       FICO         SUBJECT
RATES(%)                                  LOANS        BALANCE ($)       BALANCE           COUPON (%)    SCORE        LTV (%)
--------------------------------------------------------------------------------------------------------------------------------
0.001 - 1.000                                3        1,839,430.12          0.37            3.608         703           71.07
1.001 - 2.000                              252       84,057,951.09         17.00            5.105         729           72.25
2.001 - 3.000                              950      394,089,266.15         79.71            5.442         705           74.47
3.001 - 4.000                               25       13,643,459.24          2.76            5.731         701           71.74
4.001 - 5.000                                3          798,749.76          0.16            5.737         706           80.00
--------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,233      494,428,856.36        100.00            5.386         709           74.02
--------------------------------------------------------------------------------------------------------------------------------
Minimum: 0.750%
Maximum: 4.375%
Weighted Average: 2.238%



--------------------------------------------------------------------------------------------------------------------------------
                                            Gross Margin of Adjustable Rate Loans (%)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      WEIGHTED
                                                                         % OF                                         AVERAGE
                                        NUMBER OF       TOTAL            TOTAL             WEIGHTED                   ORIGINAL
                                         MORTGAGE      CURRENT          CURRENT            AVERAGE       FICO         SUBJECT
GROSS MARGIN (%)                          LOANS        BALANCE ($)       BALANCE           COUPON (%)    SCORE        LTV (%)
--------------------------------------------------------------------------------------------------------------------------------
0.001 - 1.000                                3        1,839,430.12          0.37            3.608         703           71.07
1.001 - 2.000                              254       84,363,404.75         17.06            5.108         729           72.26
2.001 - 3.000                              948      393,783,812.49         79.64            5.441         705           74.47
3.001 - 4.000                               25       13,643,459.24          2.76            5.731         701           71.74
4.001 - 5.000                                3          798,749.76          0.16            5.737         706           80.00
--------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,233      494,428,856.36        100.00            5.386         709           74.02
--------------------------------------------------------------------------------------------------------------------------------
Minimum: 0.750%
Maximum: 4.375%
Weighted Average:
2.237%


--------------------------------------------------------------------------------------------------------------------------------
                                     Months to Next Rate Adjustment of Adjustable Rate Loans
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      WEIGHTED
                                                                         % OF                                         AVERAGE
                                        NUMBER OF       TOTAL            TOTAL             WEIGHTED                   ORIGINAL
MONTHS TO NEXT RATE                      MORTGAGE      CURRENT          CURRENT            AVERAGE       FICO         SUBJECT
ADJUSTMENT                                LOANS        BALANCE ($)       BALANCE           COUPON (%)    SCORE        LTV (%)
--------------------------------------------------------------------------------------------------------------------------------
0 - 5                                      197       89,115,670.30         18.02            4.747         703           72.42
6 -11                                       11        3,196,246.18          0.65            4.424         738           78.07
18 - 23                                      2        1,002,696.87          0.20            7.049         688           73.76
24 - 29                                      5        1,230,700.31          0.25            5.795         704           76.17
30 - 35                                     451     196,153,864.62         39.67            5.308         710           74.59
36 - 41                                      2        1,813,000.00          0.37            6.034         694           70.00
48 - 53                                     13        2,590,484.34          0.52            5.883         692           81.22
54 - 59                                     321     114,622,679.61         23.18            5.740         707           75.85



------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

------------------------------------------------------------------------------
                                   Page 12

MORGAN STANLEY
Securitized Products Group


                                  [GRAPHIC OMITTED]


                                                                March 22, 2005

60 - 65                                      5        1,959,700.00          0.40            5.706         680           68.80
72 - 77                                      2          390,082.08          0.08            4.693         713           53.06
78 - 83                                    133       51,340,365.86         10.38            5.733         706           72.33
102 - 107                                    1           68,000.00          0.01            7.750         760           80.00
108 - 113                                    2          386,885.93          0.08            5.647         718           89.65
114 - 119                                   88       30,558,480.26          6.18            5.769         732           70.46
--------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,233      494,428,856.36        100.00            5.386         709           74.02
--------------------------------------------------------------------------------------------------------------------------------
Minimum: 1
Maximum: 119
Weighted Average: 43



--------------------------------------------------------------------------------------------------------------------------------
                                        Initial Periodic Cap of Adjustable Rate Loans (%)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      WEIGHTED
                                                                         % OF                                         AVERAGE
                                        NUMBER OF       TOTAL            TOTAL             WEIGHTED                   ORIGINAL
INITIAL PERIODIC                         MORTGAGE      CURRENT          CURRENT            AVERAGE       FICO         SUBJECT
CAP (%)                                   LOANS        BALANCE ($)       BALANCE           COUPON (%)    SCORE        LTV (%)
--------------------------------------------------------------------------------------------------------------------------------
1.000                                      174       74,358,457.59         15.04            4.776         706           72.43
2.000                                        8        3,157,947.74          0.64            5.186         717           79.95
2.125                                        1          143,000.00          0.03            5.125         691           63.56
2.375                                        1          450,000.00          0.09            4.875         735           50.85
3.000                                        1          953,087.11          0.19            7.000         692           75.00
5.000                                      350      128,057,250.54         25.90            5.525         699           78.23
6.000                                      690      280,150,501.25         56.66            5.491         715           72.59
6.025                                        1        1,443,720.70          0.29            6.625         677           75.00
N/A                                          7        5,714,891.43          1.16            4.657         693           68.68
--------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,233      494,428,856.36        100.00            5.386         709           74.02
--------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 6.025%
Weighted Average: 4.941%





--------------------------------------------------------------------------------------------------------------------------------
                                            Periodic Cap of Adjustable Rate Loans (%)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      WEIGHTED
                                                                         % OF                                         AVERAGE
                                        NUMBER OF       TOTAL            TOTAL             WEIGHTED                   ORIGINAL
PERIODIC                                 MORTGAGE      CURRENT          CURRENT            AVERAGE       FICO         SUBJECT
CAP (%)                                   LOANS        BALANCE ($)       BALANCE           COUPON (%)    SCORE        LTV (%)
--------------------------------------------------------------------------------------------------------------------------------
1.000                                      324      126,836,623.59         25.65            5.100         702           75.29
2.000                                      874      350,109,360.65         70.81            5.529         712           73.56
2.250                                        4        1,295,500.00          0.26            4.931         722           82.75
6.000                                       24       10,472,480.69          2.12            4.521         708           75.54
N/A                                          7        5,714,891.43          1.16            4.657         693           68.68
--------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,233      494,428,856.36        100.00            5.386         709           74.02
--------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 6.000%
Weighted Average: 1.827%





------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

------------------------------------------------------------------------------
                                   Page 13

MORGAN STANLEY
Securitized Products Group                                      March 22, 2005


                                  [GRAPHIC OMITTED]


























------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

------------------------------------------------------------------------------
                                    Page 14